Exhibit 10.7

OMNIBUS AMENDMENT AND JOINDER TO FOURTH AMENDED AND RESTATED

LOAN AGREEMENT AND LOAN DOCUMENTS

OMNIBUS AMENDMENT AND JOINDER TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT AND LOAN DOCUMENTS, dated as of June 15, 2012 (this “Agreement”), among (A) VEGAS HR PRIVATE LIMITED, a Singapore corporation, having an address c/o GIC Real Estate, Inc., 335 Madison Ave, 24th Floor, New York, NY 10017 (together with its successors and assigns, “Lender”), as successor to Column Financial, Inc. (“Original Lender”), (B) HRHH HOTEL/CASINO, LLC, a Delaware limited liability company (“Hotel/Casino Borrower”), HRHH CAFE, LLC, a Delaware limited liability company (“Cafe Borrower”), HRHH DEVELOPMENT, LLC, a Delaware limited liability company (“Adjacent Borrower”), HRHH IP, LLC, a Delaware limited liability company (“IP Borrower”), HRHH GAMING, LLC, a Nevada limited liability company (“Gaming Borrower”; and each of Hotel/Casino Borrower, Cafe Borrower, Adjacent Borrower, IP Borrower and Gaming Borrower, individually, an “Existing Borrower”, and collectively, the “Existing Borrowers”), and LVHR CASINO, LLC, a Nevada limited liability company (“Gaming Operations Borrower” and together with each of the Existing Borrowers, individually, a “Borrower”, and collectively, the “Borrowers”) jointly and severally, each having its principal place of business c/o Brookfield Financial Partners, LLC, Three World Financial Center, 200 Vesey Street, New York, New York 10281-1021, Attention: Theresa A. Hoyt, and (C) BREF TWO, LLC, a Delaware limited liability company, having its principal place of business c/o Brookfield Financial Partners, LLC, Three World Financial Center, 200 Vesey Street, New York, New York 10281-1021, Attention: Theresa A. Hoyt (“Guarantor”).

W I T N E S S E T H:

WHEREAS, Existing Borrowers and Lender entered into that certain Fourth Amended and Restated Loan Agreement dated as of March 1, 2011 by and among Lender and the Existing Borrowers (as amended hereby, and as the same may be further amended, modified and in effect from time to time, the “Loan Agreement”) pursuant to which Lender made a mortgage loan to Existing Borrowers in the original principal amount of $1,030,000,000, which Loan is evidenced by, amongst other things (a) that certain Amended and Restated Replacement Promissory Note A dated as of March 1, 2011, executed by Existing Borrowers in favor of Lender, in the original principal amount of $620,000,000; (b) that certain Amended and Restated Promissory Note B dated as of March 1, 2011, executed by Existing Borrowers in favor of Lender, in the original principal amount of $410,000,000; (c) that certain first priority Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement (Fixture Filing), dated February 2, 2007, executed and delivered by Existing Borrowers as security for the Loan and encumbering the Properties (as defined herein), as modified by that certain Modification of Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement (Fixture Filing) and Other Loan Documents dated as of November 6, 2007, that certain Second Modification of Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement (Fixture Filing) and Second Modification of Assignment of Leases, dated as of December 24, 2009, that certain Third Modification of Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing

Statement (Fixture Filing) and Third Modification of Assignment of Leases dated as of March 1, 2011 and that certain Fourth Modification of Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement (Fixture Filing) dated as of May 23, 2011 (the “Existing Mortgage”); (d) that certain Third Amended and Restated Cash Management Agreement dated as of March 1, 2011 (the “Existing Cash Management Agreement”) by and among Existing Borrowers and Lender; (e) that certain Amended and Restated Lockbox Agreement, dated as of March 1, 2011 (the “Existing Lockbox Agreement”) by and among Existing Borrowers, LVHR (as defined below), WGH (as defined below) and Lockbox Bank; and (f) that certain Guaranty Agreement dated as of March 1, 2011 (as amended hereby and as the same may be amended, restated, replaced, severed, assigned, supplemented or otherwise modified from time to time, the “Non Recourse Guaranty”), executed by Guarantor in favor of Lender (the foregoing and all other transactions associated with the foregoing, the “2011 Modification”). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth in the Loan Agreement (as amended by this Agreement, as the case may be);

WHEREAS, in connection with the 2011 Modification (a) Hotel/Casino Borrower engaged Gaming Operations Borrower (formerly known as LVHR Casino, Inc., a Nevada corporation (in such capacity, “LVHR”)) to lease the Casino Component pursuant to the terms of that certain Casino Lease dated as March 1, 2011 (such lease, the “Existing Casino Component Lease”), (b) Gaming Borrower transferred its right, title and interest in and to the assets associated with the gaming operations at the Property to LVHR in accordance with the terms of the certain Existing Gaming Assets Acquisition Agreement dated as of March 1, 2011 by and between Gaming Borrower and LVHR, (c) LVHR engaged WG-Harmon LLC (“WGH”) to manage all Gaming Operations in accordance with the terms of that certain Management Agreement (Gaming Operations) dated as of March 1, 2011 (the “Gaming Management Agreement”), (d) Hotel/Casino Borrower entered into that certain Option Agreement, dated as of March 1, 2011 (as the same may be amended, restated, replaced, severed, assigned, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Option Agreement”) with Warner Gaming, LLC (“Warner Gaming”) pursuant to which, inter alia, Hotel/Casino Borrower was granted an option to purchase all of the issued and outstanding equity in LVHR from Warner Gaming, (e) Hotel/Casino Borrower, Cafe Borrower, Adjacent Borrower, and IP Borrower entered into that certain Resort Management Agreement (the “Existing Resort Management Agreement”) with WGH, pursuant to which WGH was engaged to manage the operation of the Properties (other than the operations of the Properties that were governed by the Gaming Lease, the Gaming Management Agreement and the Liquor Management Agreement), (f) Hotel/Casino Borrower entered into that certain Liquor Management and Employee Services Agreement, dated as of March 1, 2011 (the “Liquor Management Agreement”) with WGH, pursuant to which, inter alia, WGH managed the sale and distribution of liquor and other alcohol at the Properties, (g) IP Borrower entered into that certain IP License Agreement with WGH (the “Existing IP License Agreement”), pursuant to which WGH was granted certain rights to use the IP described therein, (h) Hotel/Casino Borrower entered into that certain Employee Lease Agreement with LVHR (the “Original Employee Lease Agreement”), dated as of March 1, 2011, pursuant to which Hotel/Casino Borrower provided Assigned Employees to LVHR for the operation of gaming activities at the Hotel/Casino Property, and (i) Hotel/Casino Borrower and Gaming Borrower executed that certain General Security Agreement (the “Original General Security Agreement”) in favor of

Lender, covering certain assets of Gaming Borrower and Hotel/Casino Borrower, including, without limitation, all of Gaming Borrower and Hotel/Casino Borrower’s right, title and interest in and to the Gaming Assets Note, the Gaming Cash Note and the Working Capital Note;

WHEREAS, on or about January 1, 2012, Hotel/Casino Borrower obtained a temporary liquor license with respect to the Properties. On or about April 1, 2012, the temporary liquor license with respect to the Properties was extended to June 30, 2012;

WHEREAS, on January 30, 2012, Hotel/Casino Borrower transferred its interest in the Original Employee Lease Agreement to HRHH Gaming Senior Mezz LLC, a Delaware limited liability company (“Gaming Senior Mezz”), and in connection therewith the Original Employee Lease Agreement was amended and restated in its entirety pursuant to that certain Amended and Restated Employee Lease Agreement, dated as of January 30, 2012, by and between Gaming Senior Mezz and LVHR pursuant to which Gaming Senior Mezz agreed to provide Assigned Employees to LVHR in accordance with the terms therein;

WHEREAS, pursuant to the Option Agreement, Hotel/Casino Borrower has exercised its right to acquire the stock of LVHR and in connection therewith (a) Hotel/Casino Borrower has designated BREF HRHH LLC (as to 99.9% of the stock of LVHR) and Gaming Member (as to .1% of the stock of LVHR) to acquire 100% of the interest in LVHR, and (b) BREF HRHH LLC and Gaming Member have (i) changed the name of LVHR to “LVHR Casino, LLC” and (ii) converted LVHR to a limited liability company organized in the State of Nevada (collectively the foregoing are referred to herein as the “Acquisition”);

WHEREAS, in connection with the Acquisition, (a) Hotel/Casino Borrower and Gaming Operations Borrower have amended and restated the Existing Casino Component Lease in its entirety pursuant to that certain Amended and Restated Casino Lease, dated as of the date hereof (such lease, the “Casino Component Lease”) by and between Hotel/Casino Borrower, as landlord, and Gaming Operations Borrower, as tenant; (b) Gaming Borrower, LVHR and Hotel/Casino Borrower, as applicable, have terminated the following agreements and notes: (i) the Liquor Management Agreement, (ii) the Gaming Management Agreement (iii) the Gaming Assets Note, (iii) the Gaming Cash Note, (iv) the Working Capital Note, and (v) the Original General Security Agreement, (c) IP Borrower, Gaming Operations Borrower and WGH have amended the Existing IP License Agreement pursuant to that certain First Amendment to IP License Agreement, dated as of the date hereof (the “Amendment to IP License” and together with the Existing IP License Agreement, collectively the “IP License Agreement”), by and between IP Borrower, Gaming Operations Borrower and WGH, and (d) WGH and Borrowers have amended and restated the Existing Resort Management Agreement in its entirety pursuant to that that certain Amended and Restated Resort Management Agreement, dated as of the date hereof (the “Resort Management Agreement”) by and among WGH, Gaming Operations Borrower, Hotel/Casino Borrower, Cafe Borrower, Adjacent Borrower, and IP Borrower, pursuant to which WGH will be engaged to manage the operation of the Properties, including without limitation, the Liquor Operations and the Gaming Operations (as each is defined in the Resort Management Agreement) at the Property (collectively, the foregoing are referred to herein as the “2012 Modification Documents”); and

WHEREAS, in connection with the Acquisition, Existing Borrowers have requested Lender’s consent to enter into the 2012 Modification Documents, and Lender is willing to grant such consent, provided that upon the terms and conditions set forth below (a) Gaming Operations Borrower agrees to join Existing Borrowers, joint and severally, as “Borrower” under the terms of the Loan Documents, and (b) Gaming Operations Borrower, Existing Borrowers, Guarantor and the other parties thereto execute and deliver, as applicable, (i) this Agreement, (ii) that certain Fifth Modification of Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement (Fixture Filing) and Fourth Modification of Assignment of Leases (the “Fifth Modification of Mortgage”; the Existing Mortgage, as amended by the Fifth Modification of Mortgage, and as the same may be further amended, restated, replaced, severed, assigned, supplemented or otherwise modified from time to time, the “Mortgage”) and (iii) all documents referenced herein, evidencing their Agreement to the terms and conditions set forth herein and/or as applicable the terms and conditions set forth in the other documents referenced herein.

NOW, THEREFORE, in consideration of the foregoing and the covenants, agreements, representations and warranties set forth in this Agreement, and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.

JOINDER

Section 1.1. Joinder, Consent and Recognition. Effective as of the date hereof, Gaming Operations Borrower hereby agrees to join each of the Existing Borrowers, jointly and severally, as a Borrower under the Loan Agreement and the other Loan Documents with the same force and effect as if Gaming Operations Borrower was an original signatory to the Loan Agreement and the other Loan Documents. Effective as of the date hereof, each Existing Borrower hereby consents to and acknowledges the joinder of Gaming Operations Borrower, jointly and severally, with each Existing Borrower as a Borrower under the Loan Agreement and the other Loan Documents. Effective as of the date hereof, Gaming Operations Borrower hereby becomes a party to the Loan Agreement and the other Loan Documents, together with each Existing Borrower, jointly and severally, as Borrower thereunder and all references to Borrower in any Loan Document shall hereafter refer to individually or collectively, as the context may require, Gaming Operations Borrower and each Existing Borrower. In connection with the foregoing, (a) Lender hereby agrees to accept and recognize Gaming Operations Borrower, together with each Existing Borrower, jointly and severally, as Borrower under the Loan Agreement and the other Loan Documents, and (b) consents to the Acquisition.

Section 1.2. Borrower’s Obligations. Effective as of the date hereof, Gaming Operations Borrower hereby agrees to all of the terms and conditions of the Loan Agreement and the other Loan Documents, and, without limiting the foregoing, Gaming Operations Borrower hereby assumes and agrees to perform and observe and be bound, as Borrower (together with Existing Borrowers, on a joint and several basis), by each and all of the covenants, duties, obligations, promises and liabilities of Borrower under the Loan Agreement and the other Loan Documents. Notwithstanding anything contained herein to the contrary, each Existing Borrower hereby reaffirms each and all of its covenants, duties, obligations, promises and liabilities as Borrower under the Loan Agreement and the other Loan Documents and acknowledges that, from and after the date hereof, each Existing Borrower and Gaming Operations Borrower are jointly and severally liable for the performance of all Borrower obligations under the Loan Agreement and the other Loan Documents.

Section 1.3. Representations and Warranties; Estoppel. Gaming Operations Borrower and each Existing Borrower hereby confirm, represent and warrant that each of the representations and warranties of Borrower set forth in the Loan Agreement are true and correct as if made on and as of the date hereof, (except in each case for representations and warranties which by their terms are expressly applicable to an earlier date, in which event such representations and warranties shall be true and correct as of such earlier date). Each of Gaming Operations Borrower and each Existing Borrower hereby further represent and warrant that there exist no defaults, defenses, offsets or claims by Gaming Operations Borrower or any Existing Borrower under or pursuant to the Loan Agreement and/or any of the Loan Documents.

Section 1.4. Additional Documentation. In connection with the execution of this Agreement and as a condition to Lender’s consent to the execution of the 2012 Modification Documents, (a) Gaming Operations Borrower will execute and deliver to Lender a General Security Agreement, in form and substance acceptable to Lender, (b) Borrowers shall deliver an Assignment of Amended and Restated Management Agreement and Subordination of Management Fees, from Borrowers in favor of Lender, and consented to by WGH, in form and substance acceptable to Lender, (c) Borrowers shall deliver a Cash Management Agreement, by and among Borrowers, Manager and Lender in form and substance acceptable to Lender, and pursuant to which the Existing Cash Management Agreement shall be amended and restated in its entirety, (d) Lender shall prepare a UCC financing statement in form and substance acceptable to Lender, (e) Gaming Operations Borrower shall deliver a Casino Account Control Agreement to Lender, in form and substance acceptable to Lender, (f) Borrowers shall deliver an amendment to the Existing Lockbox Agreement, by and among Borrowers, WGH, Lockbox Bank and Lender, in form and substance acceptable to Lender and pursuant to which, inter alia, Lockbox Bank acknowledges the joinder of LVHR as a Borrower under the Existing Lockbox Agreement, (g) Borrowers shall deliver the Fifth Modification of Mortgage, in form and substance acceptable to Lender and (h) Borrower shall deliver such documents evidencing the due authorization of each Borrower and Guarantor to enter into this Agreement, the related Loan Documents and the 2012 Modification Documents, as applicable, as Lender may require in its reasonable discretion.

Section 1.5. Amendment to Subordinate Mortgage Loan Documents. Lender hereby acknowledges receipt of (a) that certain Second Mortgage Loan Omnibus Amendment and Joinder to Second Mortgage Loan Agreement and Loan Documents, dated as of the date hereof, by and between Borrowers and Subordinate Mortgage Lender, (b) that certain Second Amendment to Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement (Fixture Filing), dated as of the date hereof, by and between Borrowers and Subordinate Mortgage Lender, and (c) UCC-3 fixture filings and a UCC-1 financing statement to be filed by the Subordinate Mortgage Lender in the Clark County recorder’s office and with the Nevada Secretary of State’s office in connection with the foregoing amendments (collectively, the “Subordinate Mortgage Loan Amendment Documents”). In connection therewith, Lender hereby consents to the amendment and modifications of the Subordinate Mortgage Loan and the Subordinate Mortgage Loan Documents set forth in the Subordinate Mortgage Loan Amendment Documents, it being acknowledged and agreed that this Section 1.5 shall constitute Lender’s consent to such amendments required pursuant to Section 4(o) of that certain Subordination and Standstill Agreement dated as of March 1, 2011 between Lender and Subordinate Mortgage Lender.

ARTICLE II.

OMNIBUS AMENDMENT TO LOAN DOCUMENTS

Section 2.1. Modifications to All Loan Documents.

(a) Definition Amendments. The below definitions contained in the Loan Documents are hereby amended on a global basis as follows:

(i) Wherever any of the Loan Documents refers to the “Assignment of Liquor Management Agreement”, such reference shall be deemed to refer to the “Assignment of Resort Management Agreement” as such term is defined herein.

(ii) Wherever any of the Loan Documents refers to the “Borrower” or “Borrowers”, such reference shall be deemed to refer to the “Borrower” or “Borrowers” as such term is defined herein.

(iii) Wherever any of the Loan Documents refers to that certain Casino Lease, dated as of March 1, 2011, by and between LVHR and Hotel/Casino Borrower (whether as the “Casino Component Lease”, the “Casino Lease”, the “Lease” or otherwise) such reference shall be deemed to refer to the “Casino Component Lease” as such term is defined herein.

(iv) Wherever any of the Loan Documents refers to that certain Employee Lease Agreement, dated as of March 1, 2011, such reference shall be deemed to refer to the “Employee Lease” as such term is defined herein.

(v) Wherever any of the Loan Documents refers to the “Gaming Management Agreement”, such reference shall be deemed to refer to the “Resort Management Agreement” as such term is defined herein.

(vi) Wherever any of the Loan Documents refers to the “Liquor Management Agreement”, such reference shall be deemed to refer to the “Resort Management Agreement” as such term is defined herein.

(vii) Wherever any of the Loan Documents refers to LVHR Casino Inc., a Nevada Corporation (in its capacity as “LVHR” or otherwise) such reference shall be deemed to refer to “Gaming Operations Borrower” as such term is defined herein.

(viii) Wherever any of the Loan Documents refers to the “Mortgage”, such reference shall be deemed to refer to the “Mortgage” as such term is defined herein.

(ix) Wherever any of the Loan Documents refer to that certain Resort Management Agreement, dated as of March 1, 2011, such reference shall be deemed to refer to “Resort Management Agreement” as such term is defined herein.

(b) Definition Deletions. The below definitions contained in the Loan Documents are hereby deleted in their entirety and are of no further force or effect and any provisions relating to such terms shall be interpreted in accordance with the Loan Agreement, as modified hereby:

“Gaming Liquidity Draw Requests”

“Gaming Cash Note”

“Gaming Agreements”

“Gaming Assets Note”

“Gaming Lessee”

“Gaming Subordination Agreement”

“General Security Revenues”

“Options Agreement”

“Working Capital Note”; and

“Working Capital Account Repayment”

(c) Notice Provisions. Wherever any of the Loan Documents lists a notice address for LVHR, such notice provision shall be deleted in its entirety and replaced with the following:

“c/o Brookfield Financial Partners, LLC

Three World Financial Center 200 Vesey Street

New York, New York 10281-1021

Attention: Theresa A. Hoyt”

ARTICLE III.

AMENDMENT TO LOAN AGREEMENT

Section 3.1. Without limiting the amendments set forth in Section 2 above, each of which shall apply to the Loan Agreement, as applicable, the Loan Agreement is hereby further amended as follows:

(a) Definitions.

(i) The definition of “Assignment of Resort Management Agreement” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Assignment of Resort Management Agreement” shall mean that certain Assignment of Amended and Restated Resort Management Agreement and Subordination of Management Fees, dated as of June 15, 2012, by and among Lender, Cafe Borrower, Hotel/Casino Borrower, Adjacent Borrower, IP Borrower, Gaming Operations Borrower and WGH, as Resort Manager, as the same hereafter may be amended, restated, replaced, supplemented or otherwise modified from time to time.”

(ii) The definition of “Borrower” and “Borrowers” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Borrower” shall mean individually, and “Borrowers” shall mean collectively, each of Hotel/Casino Borrower, Cafe Borrower, Adjacent Borrower, IP Borrower, Gaming Operations Borrower and Gaming Borrower, together with their successors and permitted assigns.”

(iii) The definition of “Cash Management Agreement” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Cash Management Agreement” shall mean that certain Fourth Amended and Restated Cash Management Agreement, dated as of June 15, 2012, by and among Borrowers and Lender, and acknowledge and agreed to by WGH, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.”

(iv) The definition of “Casino Component” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Casino Component” shall mean that portion of the Hotel/Casino Property devoted to the operation of a casino gaming operation and leased to Gaming Operations Borrower pursuant to the Casino Component Lease, including, without limitation, those areas devoted to the conduct of games of chance, facilities associated directly with gaming operations, including, without limitation, casino support areas such as surveillance and security areas, cash cages, counting and accounting areas and gaming back-of-the-house areas, in each case, to the extent the operation thereof requires a Gaming License under applicable Gaming Laws, as more particularly described and set forth in the Casino Component Lease as the “Premises”.”

(v) The definition of Casino Component Lease set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

““Casino Component Lease” shall mean that certain Amended and Restated Casino Lease, dated as of June 15, 2012, by and between Hotel/Casino Borrower, as lessor and Gaming Operations Borrower as lessee, pursuant to which Hotel/Casino Borrower leases the Casino Component to Gaming Operations Borrower for the operation of the Casino Component as a casino, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms hereof.”

(vi) The definition of “Employee Lease” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Employee Lease” shall mean that certain Amended and Restated Employee Lease Agreement, dated as of January 30, 2012, by and between Gaming Senior Mezz and Gaming Operations Borrower (through its predecessor-in-interest LVHR Casino, Inc., a Nevada corporation), as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.”

(vii) The definition of “Gaming Operator” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Gaming Operator” shall mean a Qualified Gaming Operator who is supervising managing and operating all gaming activities at the Hotel/Casino Property. The parties hereto acknowledge and agree that (i) WGH is the key employee of Gaming Operations Borrower, and that Gaming Operations Borrower, in turn is the Gaming Operator as of June 15, 2012, and (ii) to the extent permitted by applicable Legal Requirements (including without limitation, Gaming Law) Gaming Operations Borrower, as Gaming Operator, shall be permitted to engage WGH as its key employee to conduct various of the gaming operations at the Hotel/Casino Property provided that no such engagement shall relieve Gaming Operations Borrower of its obligations hereunder as “Gaming Operator”.”

(viii) The definition of “General Security Agreement” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““General Security Agreement” shall mean that certain General Security Agreement, dated as of June 15, 2012, from Gaming Operations Borrower to Lender, covering certain assets of Gaming Operations Borrower described therein, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.”

(ix) The definition of “Gross Income from Operations” set forth in Section 1.1 of the Loan Agreement is hereby modified to delete clause (f) thereof in its entirety and replace it with the following: “Intentionally Omitted;”.

(x) The definition of “Liquor Manager” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Liquor Manager” shall mean as of June 15, 2012, Hotel/Casino Borrower, or if the context requires, another Qualified Liquor Manager. The parties hereto acknowledge and agree that (i) WGH is the key employee of Hotel/Casino Borrower, and (ii) to the extent permitted by applicable Legal Requirements (including without limitation, Gaming Law) Hotel/Casino Borrower, as Liquor Manager, shall be permitted to engage WGH, as its key employee, to conduct the sale of liquor at the Hotel/Casino Property provided that no such engagement shall relieve Hotel/Casino Borrower of its obligations hereunder as “Liquor Manager”.”

(xi) The definition of “Loan Documents” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Loan Documents” shall mean, collectively, this Agreement, the Notes, the Mortgage, the Assignment of Leases, the Environmental Indemnity, each O&M Agreement, the Assignment of Resort Management Agreement, the Intellectual Property Security Agreement, the Casino Account Control Agreement, the Assignment of Contracts, the Non-Recourse Guaranty, the General Security Agreement, the Omnibus Amendment, the Cash Management Agreement, the Collateral Assignments of Interest Rate Caps, and all other documents executed and/or delivered in connection with the Loan, as each has been amended pursuant to the Omnibus Amendment, and as any of them hereafter may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”

(xii) The definition of “Operating Expenses” set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting the following text (appearing in lines 7-9 thereof) in its entirety: “all employee costs and liabilities (including, without limitation, any amounts payable by a Borrower under the Employee Lease or Liquor Management Agreement)”, and replacing such deleted text with the following: “all employee costs and liabilities payable by the Borrowers to Gaming Senior Mezz (including, without limitation, any fees payable to Gaming Senior Mezz pursuant to the terms of the Employee Lease)”.

(xiii) The definition of “Permitted Gaming Expenses” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Permitted Gaming Expenses” shall mean all costs and expenses incurred, or payments or refunds to be made, in connection with the operation of the Casino Component in compliance with the Casino Component Lease, the Resort Management Agreement, this Agreement and all applicable Gaming Laws.”

(xiv) The definition of “Qualified Gaming Operator” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Qualified Gaming Operator” shall mean (a) Gaming Operations Borrower or (b) a reputable and experienced gaming operator (which may be an Affiliate of any Borrower) possessing experience in supervising, operating and managing gaming activities at properties similar in size, scope, use and value as the Hotel/Casino Property, provided, that with respect to any Person under any of the foregoing clauses (a) or (b), such Person shall have, at all times during its engagement as Gaming Operator, all required approvals and licenses from all applicable Governmental Authorities, including, without limitation, all Gaming Authorities, and provided, further, that with respect to the foregoing clause (b): (i) such Person shall be acceptable to Lender in its sole discretion and such Person shall agree to operate the gaming operations at the Hotel/Casino Property pursuant to one or more similar written leases and/or management agreements previously approved by Lender in its reasonable discretion (including, by way of example but without limitation, a new lease and/or sublease and related recognition agreement), and subject to compliance with the Gaming Laws, (ii) after a Securitization has occurred, Borrowers shall have obtained prior written confirmation from the applicable Rating Agencies that the supervision, operation and management of the gaming activities at the Hotel/Casino Property by such Person will not cause a downgrade, withdrawal or qualification of the then current ratings of the Securities or any class thereof, and (iii) if such Person is an Affiliate of any Borrower, (A) if such Affiliate was covered in the Insolvency Opinion or in any subsequent Additional Insolvency Opinion, Borrowers shall have obtained and delivered to Lender an update of such Insolvency Opinion or Additional Insolvency Opinion, as applicable, which addresses the new relationship between such Affiliate and Borrowers, or (B) if such Affiliate was not covered in the Insolvency Opinion or in any subsequent Additional Insolvency Opinion, Borrowers shall have obtained and delivered to Lender an Additional Insolvency Opinion with respect to such Affiliate and Borrowers.”

(xv) The definition of “Qualified Liquor Manager” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Qualified Liquor Manager” shall mean either (a) Hotel/Casino Borrower or (b) in the sole judgment of Lender, a reputable and experienced liquor management organization (which may be an Affiliate of any Borrower) possessing experience in managing all or substantially all alcoholic beverage services at properties similar in size, scope, use and value as the Hotel/Casino Property, provided, that (i) any Person referred to in the foregoing clause (a) and (b) shall have, at all times during its engagement as the Liquor Manager, all Governmental Approvals necessary to provide all alcoholic beverage services at the Hotel/Casino Property, and (ii) with respect to clause (b) above such Person shall be acceptable to Lender in its sole discretion and such person shall agree to operate all alcoholic beverage services at the Hotel/Casino Property pursuant to a written agreement previously approved by Lender in its reasonable discretion and, (A) after a Securitization has occurred, Borrowers shall have obtained prior written confirmation from the applicable Rating Agencies that management of all alcoholic beverage services at the Hotel/Casino Property by such Person will not cause a downgrade, withdrawal or qualification of the then current ratings of the Securities or any class thereof, and (B) if such Person is an Affiliate of any Borrower, (1) if such Affiliate was covered in the Insolvency Opinion or in any subsequent Additional Insolvency Opinion, Borrowers shall have obtained and delivered to Lender an update of such Insolvency Opinion or Additional Insolvency Opinion, as applicable, which addresses the new relationship between such Affiliate and Borrowers, or (2) if such Affiliate was not covered in the Insolvency Opinion or in any subsequent Additional Insolvency Opinion, Borrowers shall have obtained and delivered to Lender an Additional Insolvency Opinion with respect to such Affiliate and Borrowers.”

(xvi) The definition of “Qualified Resort Manager” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Qualified Resort Manager” shall mean either (a) WGH, or (b) in the sole judgment of Lender, a reputable and experienced property management organization (which may be an Affiliate of any Borrower or Guarantor) possessing experience in managing properties similar in size, scope, use and value as the applicable Property and which organization shall have, at all times during its engagement as the Resort Manager, (x) all Governmental Approvals necessary to act as the key employee of the Liquor Manager, and (y) all required approvals and licenses from all applicable Governmental Authorities, including, without limitation, all Gaming Authorities, to act as the key employee of the Gaming Operator, provided, that with respect to clause (b) above such Person shall be acceptable to Lender in its sole discretion and such person shall agree to operate all alcoholic beverage services at the Hotel/Casino Property pursuant to a written agreement previously approved by Lender in its reasonable discretion and, (A) after a Securitization has occurred, Borrowers shall have obtained prior written confirmation from the applicable Rating Agencies that management of the applicable Property by such Person will not cause a downgrade, withdrawal or qualification of the then current ratings of the Securities or any class thereof, and (B) if such Person is an Affiliate of any Borrower, (1) if such Affiliate was covered in the Insolvency Opinion or in any subsequent Additional Insolvency Opinion, Borrowers shall have obtained and delivered to Lender an update of such Insolvency Opinion or Additional Insolvency Opinion, as applicable, which addresses the new relationship between such Affiliate and Borrowers, or (2) if such Affiliate was not covered in the Insolvency Opinion or in any subsequent Additional Insolvency Opinion, Borrowers shall have obtained and delivered to Lender an Additional Insolvency Opinion with respect to such Affiliate and Borrowers.”

(i) The definition of “Replacement Resort Management Agreement” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Replacement Resort Management Agreement” shall mean, collectively, (a) either (i) a management agreement with a Qualified Resort Manager substantially in the same form and substance as the Resort Management Agreement being replaced, provided, with respect to this subclause (i), in the event the responsibilities of such Qualified Resort Manager include any responsibilities with respect to the gaming operations and/or liquor operations at the Property, then in such event, the provisions of such management agreement relating specifically to such gaming and liquor operations shall be acceptable to Lender in its reasonable discretion, or (ii) a management agreement with a Qualified Resort Manager, which management agreement shall be acceptable to Lender in its sole discretion, provided, with respect to this subclause (ii), after the occurrence of a Securitization, Lender, at its option, may require that Borrowers obtain confirmation from the applicable Rating Agencies that such management agreement will not cause a downgrade, withdrawal or qualification of the then current rating of the Securities or any class thereof; and (b) an assignment of management agreement and subordination of management fees substantially in the form then used by Lender (or such other form and substance reasonably acceptable to Lender), executed and delivered to Lender by Borrowers and such Qualified Resort Manager at Borrowers’ expense.”

(ii) The definition of “Resort Management Agreement” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

““Resort Management Agreement” shall mean that certain Amended and Restated Resort Management Agreement, dated as of June 15, 2012 by and among WGH, Gaming Operations Borrower, Hotel/Casino Borrower, Cafe Borrower, Adjacent Borrower, and IP Borrower, as the same may be amended, restated modified and in effect from time to time.”

(iii) The definition of “Special Purpose Entity” set forth in Section 1.1 of the Loan Agreement is hereby modified as follows:

(1) to add the words “and Gaming Operations Borrower” immediately following the words “or, with respect to Gaming Borrower” appearing in clause (g) thereof;

(2) to add the words “and the Resort Management Agreement” immediately following the words “in the Cash Management Agreement” appearing in clause (m) thereof; and

(3) to delete the following parenthetical appearing in clause (aa) thereof in its entirety: “(other than cash and investment grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity)” and replace such deleted parenthetical with the following: “(other than (x) cash and investment grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity, and (y) with respect solely to Gaming Operations Borrower, as permitted pursuant Section 12.4 hereof)”.

(b) Additional Definitions. The following definitions are hereby inserted into Section 1.1 of the Loan Agreement in alphabetical order:

““Cage Reserve” shall mean the amount of cash funds and reserves then held by the Gaming Operations Borrower on-site at the Hotel/Casino Property (including, without limitation, cash held at the front window, main hotel banks, safes, and any funds of Gaming Operations Borrower or any other Borrower deposited into any self-serve, cash-handling kiosks located at the Hotel/Casino Property for the redemption of gaming award tickets by casino players).”

““Casino Account” shall mean an Eligible Account established with Wells Fargo Bank, National Association, entitled “LVHR Casino, LLC Operating Account” or any successor Casino Account established in accordance with the provisions of Section 12.3.1 hereof, which such Casino Account shall be established and maintained pursuant to, and in accordance with, all applicable Gaming Laws and shall be subject to a security interest in favor of Lender pursuant to the Loan Documents (as evidenced by the Casino Account Control Agreement).”

““Casino Account Control Agreement” shall mean that certain Deposit Account Control Agreement dated on or about June 15, 2012 by and among Gaming Operations Borrower, Lender and Wells Fargo Bank, National Association or any replacement Casino Account Control Agreement acceptable to Lender as described in Section 12.3.1 hereof.”

““Casino Account Reimbursement Date” shall have the meaning set forth in Section 2.6.2(c) hereof.”

““Excess Gaming Cash” shall have the meaning set forth in Section 2.6.1(d) hereof.”

““Front Money” shall mean, as of any date, amounts then on deposit with the Gaming Operations Borrower, that have been delivered by a patron of the gaming operations at the Property for use by such patron in connection with gaming operations.”

““Gaming Account” shall mean, collectively, the Casino Account and the Cage Reserve. For purposes of interpretation, references contained herein to amounts or funds on deposit in the Gaming Account shall refer to the aggregate (without duplication) of all amounts then on deposit in the Casino Account and all amounts then comprising the Cage Reserve.”

““Gaming Day” shall mean the 24 hour period commencing at 5:00 a.m. Las Vegas time on a particular calendar day and ending at 4:59 a.m. Las Vegas time on the following calendar day or such other 24 hour period under which Gaming Operations Borrower shall operate the Casino Component in accordance with applicable Gaming Laws.”

““Gaming Liquidity Request” shall have the meaning set forth in Section 2.6.2(c) hereof.”

““Gaming Liquidity Shortfall” shall have the meaning set forth in Section 2.6.2(c) hereof.”

““Gaming Operations Borrower” shall mean LVHR Casino LLC, a Nevada limited liability company (formerly known as LVHR Casino, Inc., a Nevada corporation).”

““Gaming Operations Reserve Amount” shall mean, as of any Gaming Revenue Disbursement Date, an amount equal to the sum of (i) the Statutory Gaming Liquidity Requirement, (ii) Front Money then on deposit in the Gaming

Account, (iii) the Monthly Currency Order Amount, pro rated for the number of days from and including such Gaming Reserve Disbursement Date, to but excluding the next occurring Gaming Reserve Disbursement Date and (iv) Monthly LET Reserve Amount. The Gaming Operations Reserve Amount shall be held and maintained by Gaming Operations Borrower, in its capacity as the duly licensed operator of the Casino Component under applicable Gaming Laws, either in the Cage Reserve or in the Casino Account and shall be (x) established and maintained solely for use in the day-to-day operation and management of the Casino Component in the ordinary course of business, and (y) funded and maintained in accordance with the requirements of all applicable Gaming Laws and in the amounts that are reasonable and customary for casino operations at Comparable Hotel/Casinos.”

““Gaming Operations Reserve Amount Certificate” shall have the meaning set forth in Section 12.2 hereof.”

““Gaming Revenue Disbursement Date” shall mean the fifteenth (15th) calendar day of each month (or if such calendar day is not a Business Day, the first Business Day immediately following such date) and the Business Day immediately preceding each monthly Payment Date, as each may be adjusted pursuant to Section 2.6.1 (d)(ii) hereof.”

““Gaming Senior Mezz” shall mean HRHH Gaming Senior Mezz LLC, a Delaware limited liability company.

““Minimum Gaming Account Balance” shall mean the greater of (x) $8,000,000.00, and (y) the Gaming Operations Reserve Amount.”

““Monthly Currency Order Amount” shall mean, as of any date, the average monthly amount (calculated for the twelve (12) month period ending with the last calendar month before such date) of the funds transferred from the Casino Account to the Cage Reserve for the purposes of paying patrons of the gaming operations at the Property.”

““Monthly LET Reserve Amount” shall mean, as of any date, the average monthly amount (calculated for the twelve (12) month period ending with the last calendar month before such date) of funds reserved by Gaming Operations Borrower with respect to live entertainment tax.”

““Omnibus Amendment” shall mean that certain Omnibus Amendment and Joinder to Fourth Amended and Restated Loan Agreement and Loan Documents, dated as of June 15, 2012, by and between Borrowers, Lender, Guarantor and certain other parties thereto.”

““Prior Day’s Cash Receipts” shall have the meaning set forth in Section 2.6.1(c) hereof.”

““Statutory Gaming Liquidity Requirement” shall mean an amount equal to 110% of the minimum bankroll requirements for cash and cash equivalents required to be maintained by Gaming Operations Borrower pursuant to the Gaming Laws, including specifically Nevada Gaming Commission Regulation 6.150”

(c) Section 2.6.1. Section 2.6.1 of the Loan Agreement is hereby amended as follows:

(i) Section 2.6.1(b) is hereby deleted in its entirety and replaced with the following:

“(b) Each Borrower shall, or shall cause Resort Manager and/or BREF HR, to deliver irrevocable written instructions to all non-residential tenants under Leases of space at such Borrower’s Property, instructing such tenants to deliver all Rents payable thereunder directly to the Lockbox Account. Hotel/Casino Borrower shall deliver irrevocable written instructions to Gaming Operations Borrower to deliver (or cause to be delivered) all amounts payable under the Casino Component Lease directly to the Lockbox Account. Each Borrower shall, and shall cause Resort Manager to, deposit all amounts received by such Borrower or Resort Manager constituting Rents (including Rents from all non-commercial tenants under Leases of space at such Borrower’s Property and the Casino Component Lease) or any other Gross Income from Operations (including, without limitation, all amounts attributable to liquor sales and/or, subject to Section 2.6.1(d) below, gaming activities at the Property) into the Lockbox Account within one (1) Business Day after receipt (or otherwise in accordance with the time frames required under Section 2.6.1(d) below). Each Borrower shall, or shall cause Resort Manager, Liquor Manager or Gaming Operator to, deliver irrevocable written instructions to each of the credit card companies or credit card clearing banks with which such Borrower or Resort Manager, Liquor Manager or Gaming Operator, as applicable, has entered into merchant’s agreements to deliver all receipts payable with respect to any Property directly to the Lockbox Account. Additionally, each Borrower shall direct (A) all licensors or sublicensors of the IP (or any portion thereof) and any party to a sponsorship agreement with any Borrower pursuant to which such party pays such Borrower(s) certain amounts in exchange for certain rights granted to such party by such Borrower(s) and (B) all Persons that maintain open accounts with such Borrower, Resort Manager, Liquor Manager, or Gaming Operator, as applicable, or with whom such Borrower, Resort Manager, Liquor Manager or Gaming Operator, as applicable, does business on an “accounts receivable” basis with respect to any Property or the liquor management services at the Hotel/Casino Property, to deliver all payments due under such accounts directly to the Lockbox Account (and none of any Borrower, Resort Manager, Liquor Manager or Gaming Operator shall direct any such Person to make payments due under such account in any other manner). Without the prior written consent of Lender or Servicer, none of Resort Manager, Liquor Manager, Gaming Operator, or any Borrower, as applicable, shall (x) terminate, amend, revoke or modify any direction letter described above, any credit card company direction letter or credit card bank payment direction letter described above and/or any other direction letter described above or (y) direct or cause any Person (including, without limitation, any Tenant, any credit card company or credit card clearing bank, any licensor or sublicensor of the IP (or any portion thereof), any party to any sponsorship agreement, or any other Person that maintains open accounts with any Borrower, Resort Manager, Liquor Manager or Gaming Operator (or with whom such Borrower, Resort Manager, Liquor Manager, or Gaming Operator does business on an “accounts receivable” basis) to pay any Rent or other amounts payable to such Borrower, Resort Manager, Liquor Manager or Gaming Operator in any manner other than by wire transfer to the Lockbox Account.”

(ii) Section 2.6.1(c) is hereby amended to add the following immediately after the words “Gross Income from Operations” appearing in line 5:

“(including, without limitation, all revenue attributable to liquor sales and/or, subject to Section 2.6.1(d) below, gaming activities at the Property)”

(iii) Section 2.6.1(d) is hereby deleted in its entirety, and replaced with the following:

“(d) (i) Without limiting the provisions of Section 2.6.1(b) above, Gaming Operations Borrower shall (or shall cause any key employee of Gaming Operations Borrower to) collect and account for all cash receipts attributable to gaming activities at the Property at the end of each Gaming Day (such cash receipts, the “Prior Day’s Cash Receipts”). All such Prior Day’s Cash Receipts shall be held by Gaming Operations Borrower in the Gaming Account, provided that on or prior to 2:00 p.m. Las Vegas time on each Gaming Revenue Disbursement Date, Gaming Operations Borrower shall deposit into the Lockbox Account the amount by which the sum of all Prior Day’s Cash Receipts collected through the Gaming Day immediately preceding such Gaming Revenue Disbursement Date, together with the balance of funds on deposit in the Gaming Account (excluding any Prior Day’s Cash Receipt collected on such Gaming Revenue Disbursement Date), exceeds the Minimum Gaming Account Balance (such amount, the “Excess Gaming Cash”). For avoidance of doubt and for illustration purposes only, on or prior to 2:00 p.m. Las Vegas time on June 15, 2012, Gaming Operations Borrower shall deposit into the Lockbox Account the amount by which the sum of all Prior Day’s Cash Receipts collected by Gaming Operations Borrower for the period ending at 4:59 a.m. Las Vegas time on June 14, 2012 together with the balance of funds on deposit in the Gaming Account (excluding any Prior Day’s Cash Receipts collected by Gaming Operations Borrower on June 15, 2012) exceeds the Minimum Gaming Account Balance.

(ii) In the event that Lender determines, in its reasonable discretion that there has been a material increase in the Excess Gaming Cash for a period of six (6) consecutive months, then from and after such determination, Lender shall have the right to require that the Gaming Revenue Disbursement Dates occur more frequently than twice a month, including, without limitation, requiring that such Gaming Revenue Disbursement Date occur on a weekly or daily basis.

(iii) In addition to the foregoing, on any Gaming Revenue Disbursement Date, after payment of Excess Gaming Cash pursuant to Section 2.6.2(d)(i) above, Gaming Operations Borrower shall be permitted to deposit into the Lockbox Account such additional amounts as it may elect in its sole discretion, provided that in no event shall the amount in the Gaming Account at any time be less than the Statutory Gaming Liquidity Requirement.”

(iv) The introductory paragraph to Section 2.6.2(b) is hereby deleted in its entirety and replaced with the following:

“(b) Provided no Event of Default shall have occurred and be continuing, on each Wednesday and Friday (or more frequently to the extent specifically provided in Section 2.6.2(g) below) of each calendar week during an Interest Period (or such other date as is expressly set forth in the Cash Management Agreement) all funds on deposit in the Cash Management Account shall be credited towards payment of the following items (but not disbursed) in the order indicated, it being acknowledged and agreed by Borrowers and Lender, however, that (1) provided no Event of Default shall have occurred and is then continuing, in the event any amounts described under the provisions of Section 2.6.2(c) below shall then be required to be deposited into the Gaming Account, any funds on deposit in the Cash Management Account (and in the event such funds are not sufficient to fund such amounts, any funds credited, but not disbursed to the payment of items (i) through (xvi) below) shall be deposited into the Gaming Account on the Casino Account Reimbursement Date (or the earliest day thereafter on which any funds shall be deposited into the Cash Management Account), (2) subject to the immediately preceding clause (1), as soon as there are sufficient funds in the Cash Management Account to satisfy the amounts that will be due on the next Payment Date under clauses (ii) and (iii) below, on each Wednesday and Friday (or more frequently to the extent specifically provided in Section 2.6.2(g) below) of each calendar week thereafter during the remainder of such Interest Period, Lender shall disburse the funds on deposit in the Cash Management Account to Borrowers until such time, if ever, during such Interest Period as the total amounts that will be due on the next Payment Date under clause (iv) and (v) below shall have been fully disbursed, and (3) on each Payment Date, all remaining funds in the Cash Management Account shall be disbursed in accordance with the following in the order indicated, except to the extent already disbursed in accordance with the provisions of clauses (1) – (2) above:”

(v) Section 2.6.2(b)(i) is hereby deleted in its entirety and replaced with the following:

“(i) First, (A) provided that Gaming Operations Borrower has submitted a Gaming Liquidity Request in accordance with Section 2.6.2(c) below, payment to the Gaming Operations Borrower in an amount equal to the Gaming Liquidity Shortfall, and (B) after payment of any Gaming Liquidity Shortfall in accordance with subclause (A) above, payment to the Working Capital Reserve Account in an amount equal to any Gaming Liquidity Shortfall satisfied by Borrowers during the previous calendar month from Working Capital Reserve Funds and not otherwise paid through prior distributions hereunder;”

(vi) Section 2.6.2(c) is hereby deleted in its entirety and replaced with the following:

“(c) In the event that the amounts on deposit in the Gaming Account are at any time less than the Minimum Gaming Account Balance as a result of the application of amounts previously on deposit therein to Permitted Gaming Expenses, Gaming Operations Borrower may submit a written request to Lender (such request, a “Gaming Liquidity Request”) that funds equal to the positive difference, if any, between the Minimum Gaming Account Balance less the funds then on deposit in the Gaming Account (such amount, as set forth in the Gaming Liquidity Request, the “Gaming Liquidity Shortfall”) be transferred from the Cash Management Account to the Casino Account and provided that no Event of Default has then occurred and is continuing and there are then sufficient funds available in such account, Lender shall in accordance with and subject to the provisions of Sections 2.6.2(b)(1), use good faith efforts to transfer available funds on deposit in the Cash Management Account to the Casino Account on the Business Day immediately following the date on which Lender receives such request in accordance with the terms hereof, provided that Lender shall receive such request on or prior to 2:00 pm New York City time on the preceding Business Day (the applicable date described in (a) and (b) above on which such transfer is to occur, the “Casino Account Reimbursement Date”).”

(vii) Section 2.6.2(h) of the Loan Agreement is hereby deleted in its entirety.

(d) Section 4.1.22. Section 4.1.22 of the Loan Agreement is hereby modified to delete the final sentence thereof (beginning with the words “Attached hereto as Schedule VI”) in its entirety and replace such sentence with the following:

“Attached hereto as Schedule VI is, to the best of each Borrower’s actual knowledge after due inquiry, a true and complete list of all current Operating Permits, and those which are subject to renewal, other than Operating Permits relating to Approved Capital Expenditures incurred by Borrowers after March 1, 2011.”

(e) Section 4.1.28. Section 4.1.28 of the Loan Agreement is hereby modified to add the words “and the Gaming Operations Borrower” immediately after the words “Gaming Borrower” in lines 3 and 4 thereof.

(f) Section 4.1.30(a). Section 4.1.30(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Until the Debt has been paid in full and the obligations under the Subordinate Mortgage Loan have been paid in full, (i) each of Hotel/Casino Borrower, Cafe Borrower, Adjacent Borrower, IP Borrower and Gaming Borrower hereby represents, warrants and covenants that such Borrower has been, is, shall be and shall continue to be a Special Purpose Entity, and (ii) Gaming Operations Borrower hereby represents, warrants and covenants that (A) at all times prior to June 15, 2012, Gaming Operations Borrower complied with each of the provisions set forth on Schedule X attached hereto and made a part hereof, and (B) from and after June 15, 2012, Gaming Operations Borrower is, shall be, and shall continue to be a Special Purpose Entity.”

(g) Section 4.1.31. Section 4.1.31 of the Loan Agreement is hereby amended as follows:

(i) Section 4.1.31(b) is hereby deleted in its entirety and replaced with the following: “Intentionally Omitted;”.

(ii) Section 4.1.31(c) is hereby deleted in its entirety and replaced with the following: “Intentionally Omitted.”.

(h) Section 4.1.41. Section 4.1.41 of the Loan Agreement is hereby amended as follows:

(i) Section 4.1.41(a) is hereby deleted in its entirety and replaced with the following:

“(a) Effective as of June 15, 2012, Borrowers possess all Operating Permits (including, but not limited to, all temporary liquor licenses) which are necessary for the execution, delivery and performance of the Casino Component Lease, the Resort Management Agreement and this Agreement. All of such Operating Permits are in and will be in full force and effect; Borrowers and each of their Affiliates, as applicable, including, without limitation, BREF HR, are in compliance in all material respects with all such Operating Permits; and no event, including, without limitation, any violation of any Legal Requirement, has occurred which would be reasonably likely to lead to the suspension, revocation or termination of any such Operating Permit or the imposition of any restriction thereon. In connection with the temporary liquor licenses referenced in this Section 4.1.41(a), Borrowers hereby represent, warrant and covenant that prior to the expiration of such temporary liquor licenses, Borrowers shall obtain all permanent liquor licenses which are necessary for the performance of the Casino Component Lease, the Resort Management Agreement and this Agreement.”

(ii) Sections 4.1.41(b) and 4.1.41(c) are each hereby amended by deleting the references therein to “Gaming Operator” and replacing each such reference with “Gaming Operations Borrower”.

(iii) Section 4.1.41(e) is hereby amended by deleting the words “Gaming Operator is not in default” appearing in the first line and replacing it with the words “No Borrower is in default”.

(iv) Section 4.1.41(f) is hereby amended by deleting the words “Neither Borrower nor Gaming Operator” appearing in the first line and replacing it with the words “No Borrower”.

(v) Section 4.1.41(h) is hereby deleted in its entirety and replaced with the following:

“(h) The Casino Component Lease and the Resort Management Agreement are each in full force and effect and none of Gaming Operations Borrower, any other Borrower or Resort Manager is in material default thereof and no event has occurred, and no condition exists, which, with the giving of notice or passage of time, or both, would constitute a material default thereunder or material violation thereof.”

(vi) Section 4.1.41(k) is hereby deleted in its entirety and replaced with the following:

“(k) (i) Hotel/Casino Borrower meets the suitability standards for a landlord contemplated or set forth in the Gaming Laws; and (ii) Gaming Operations Borrower is entitled to take dominion over the Casino Component and use such Casino Component for gaming purposes and has obtained all necessary approvals required by the Gaming Laws for the same.”

(i) Section 5.1.11. Section 5.1.11(k) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(k) Without limiting the foregoing reporting and approval provisions, Borrowers shall promptly provide to Lender copies of (i) any proposed “Operating Budget”, “Annual Plan”, “Resort Operating Plan”, “Capital Plan” or “Capital Budget” (or any similar document) delivered under the Resort Management Agreement, together with any proposed revisions or replacements thereof, for Lender’s approval prior to Borrower granting any approval of such items, (ii) any financial reporting information delivered under the Casino Component Lease, including, without limitation, the calculation of any Excess Cash (as defined in the Casino Component Lease) delivered to Landlord pursuant to the terms thereof, and (iii) any default notices received or delivered under any Material Contract.”

(j) Section 5.1.20. Section 5.1.20 of the Loan Agreement is hereby amended as follows:

(i) Section 5.1.20(b) is hereby amended by deleting clause (vii) therein in its entirety and replacing it with the following:

“(vii) shall not grant any consent or approval on behalf of Owner under Section 2.13 of the Resort Management Agreement or the Casino Component Lease without the prior written consent of Lender, and”

(ii) Section 5.1.20(b) is hereby amended by deleting clause (x) in its entirety and replacing it with the following: “intentionally omitted”.

(k) Section 5.1.23. Section 5.1.23 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“5.1.23. Liquor Management at Hotel/Casino Property.

(a) Hotel/Casino Borrower shall, or shall cause Liquor Manager to, (i) manage, be responsible for and conduct the sale of liquor at the Hotel/Casino Property, and (ii) engage in all activities necessary or incidental thereto. In connection with the foregoing, Hotel/Casino Borrower shall, or shall cause Liquor Manager to, do all things necessary to provide alcoholic beverage services at the Hotel/Casino Property in a manner consistent with the alcoholic beverage services provided at Comparable Hotel/Casinos and use its commercially reasonable efforts to operate such liquor services in a manner designed to maximize revenues from the Properties in the aggregate. No Borrowers shall take, permit or omit any action that would adversely affect the status or good standing of the Liquor Manager (or WGH, if applicable) under such Operating Permits, liquor licenses or Governmental Approvals.

(b) Hotel/Casino Borrower shall: (i) promptly perform and/or observe, in all material respects, all of the covenants and agreements required to be performed and observed by it under the Resort Management Agreement with respect to alcoholic beverage services and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (ii) promptly notify Lender of any material default under the Resort Management Agreement of which it is aware; (iii) promptly deliver to Lender a copy of each financial statement, business plan, capital expenditures plan, notice, report and estimate received by it under the Resort Management Agreement; and (iv) enforce the performance and observance of all of the material covenants and agreements required to be performed and/or observed by the Resort Manager under the Resort Management Agreement, in a commercially reasonable manner.

(c) Upon the occurrence and during the continuance of an Event of Default, Borrowers shall, at the request of Lender, (i) continue to provide all alcoholic beverage services at the Hotel/Casino property in accordance with this Agreement and (ii) cause the Resort Manager (and WGH, as key employee of Liquor Manager, if applicable) to continue to perform all obligations under the Resort Management Agreement with respect to alcoholic beverage services. Additionally, Borrowers shall, upon and after the foreclosure, deed in lieu of foreclosure or other similar transfer of the Hotel/Casino Property to Lender, its designee or nominee (a “Lender Successor Owner”), at the request of Lender, cause the Liquor Manager (and WGH, as key employee of Liquor Manager, if applicable) to perform all obligations relating to liquor services under the Resort Management Agreement (including specifically the obligation to provide employees) for the benefit of the Lender Successor Owner and to maintain all applicable Operating Permits necessary for the performance thereof for a period not to exceed fifteen (15) months after the effective date of such transfer to the Lender Successor Owner (which period shall in all events terminate upon Lender Successor Owner’s appointment of a new liquor manager possessing all Governmental Approvals necessary to provide all alcoholic beverage services at the Hotel/Casino Property, subject to Liquor Manager’s, Resort Manager’s, WGH’s and Hotel/Casino Borrower’s obligations to transfer its responsibilities under the Resort Management Agreement to such new liquor manager and to reasonably cooperate with the transition of the liquor management responsibilities from Liquor Manager to such new liquor manager), either in accordance with the terms of the Resort Management Agreement, including, but not limited to, the obligation to deposit all revenue derived from liquor sales into an account designated by the Lender Successor Owner, if applicable, or pursuant to a replacement liquor services management agreement in form and substance reasonably acceptable to Lender and such new liquor manager. Notwithstanding the foregoing, at any time after the foreclosure, deed in lieu of foreclosure or other similar transfer of the Hotel/Casino Property to a Lender Successor Owner, at the option of such Lender Successor Owner exercised by written notice to the Liquor Manager, such Lender Successor Owner shall have the right to terminate the Resort Management Agreement, without penalty or termination fee and, in connection with the foregoing, each of Liquor Manager and Resort Manager (and WGH, as applicable) shall transfer its responsibilities thereunder to a Person selected by such Lender Successor Owner in its sole discretion.”

(1) Section 5.1.24. Section 5.1.24 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“5.1.24. Gaming Operations at the Hotel/Casino Property.

“(a) All gaming operations conducted at the Hotel/Casino Property shall at all times be operated by a Qualified Gaming Operator and Borrowers shall use commercially reasonable best efforts to conduct and/or to cause to be conducted the gaming operations in such a manner so as to maximize Gross Income from Operations at the Properties in the aggregate.

(b) Borrowers acknowledge that Lender has the right (but not the obligation) to cure any default by Hotel/Casino Borrower or Gaming Operations Borrower under the Casino Component Lease. In furtherance of that right, Hotel/Casino Borrower and Gaming Operations Borrower shall promptly execute, acknowledge and deliver to Lender such instruments as may reasonably be required to permit Lender to so cure any default under the Casino Component Lease. Additionally, subject to the Gaming Laws, Hotel/Casino Borrower irrevocably appoints Lender as its true and lawful attorney-in-fact to do, in its name or otherwise, any and all acts and to execute any and all documents that are necessary to preserve any rights of Hotel/Casino Borrower under or with respect to the Casino Component Lease (and the above powers granted to Lender are coupled with an interest and shall be irrevocable) to the extent that Hotel/Casino Borrower fails to do any of the same within five (5) Business Days following written request by Lender.

(c) With respect to Gaming Operations Borrower’s obligations as tenant under the Casino Component Lease, Gaming Operations Borrower hereby agrees as follows:

(i) Gaming Operations Borrower shall provide Lender with any financial reports and statements regarding the gaming operations at the Hotel/Casino Property that Lender shall reasonably request;

(ii) Gaming Operations Borrower shall, and shall cause Resort Manager to, use and occupy the Casino Component and conduct the gaming operations therein in accordance with the “Standards” as defined in the Casino Component Lease; and

(iii) Gaming Operations Borrower will keep and maintain the Gaming Assets in good condition and repair and may not dispose of, replace and/or purchase new Gaming Assets except in the ordinary course of Gaming Operations Borrower’s conduct of the gaming operations in the Casino Component, it being acknowledged and agreed that any such replacement Gaming Assets shall be subject to the lien granted in favor of Lender pursuant to the General Security Agreement.”

(m) Section 5.2.1. Section 5.2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“5.2.1. Operation of the Property.

(a) Borrowers shall not, without Lender’s prior consent (which consent shall not be unreasonably withheld, conditioned or delayed): (i) subject to Section 9.5.1 hereof, surrender, terminate or cancel the Resort Management Agreement; provided, that Borrowers may, without Lender’s consent: (x) replace the Resort Manager so long as the replacement manager is a Qualified Resort Manager pursuant to a Replacement Resort Management Agreement; (y) replace the Liquor Manager, so long as the replacement manager is a Qualified Liquor Manager pursuant to a Replacement Resort Management Agreement (or a Replacement Liquor Management Agreement that is separate from the Resort Management Agreement); and (z) replace any key employee of Liquor Manager, so long as after such replacement the Liquor Manager continues to be a Qualified Liquor Manager; (ii) reduce or consent to the reduction of the term of the Resort Management Agreement; (iii) increase or consent to the increase of the amount of any charges or fees under the Resort Management Agreement; or (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, the Resort Management Agreement in any material respect.

(b) Following the occurrence and during the continuance of an Event of Default, Borrowers shall not exercise any rights, make any decisions, grant any approvals or otherwise take any action under the Resort Management Agreement without the prior consent of Lender, which consent may be withheld in Lender’s sole discretion.

(c) In no event shall the Gaming Operations Borrower terminate, surrender, fail to renew or permit the cancellation of any Gaming License without the prior written consent of Lender, which consent may be withheld in Lender’s sole discretion.

(d) In no event shall the Liquor Manager terminate, surrender, fail to renew or permit the cancellation of any liquor license necessary for alcoholic beverage services at the Property without the prior written consent of Lender, which consent may be withheld in Lender’s sole discretion.”

(n) Section 5.2.5. Section 5.2.5 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“5.2.5. Debt Cancellation. No Borrower shall cancel or otherwise forgive or release any material claim or debt (other than termination of Leases in accordance herewith) owed to such Borrower by any Person, except for adequate consideration and in the ordinary course of such Borrower’s business, or otherwise in accordance with Section 12.4 hereof.”

(o) Section 7.1. Section 7.1 of the Loan Agreement is herby modified as follows:

(i) Section 7.1.1 is hereby amended by deleting the second sentence in such section in its entirety.

(ii) Section 7.1.2 is hereby amended by deleting clause (iv) (appearing on lines 8 and 9) in its entirety and replacing it with the following:

“(iv) for payment of Gaming Liquidity Shortfalls not otherwise funded under Section 2.6.2 above;”

(p) Section 8.1. Section 8.1 of the Loan Agreement is hereby modified as follows:

(i) Section 8.1(a)(xiii) is hereby deleted in its entirety and replaced with the following:

“(xiii) if (A) a material default by Hotel/Casino Borrower has occurred and continues beyond any applicable cure period under the Casino Component Lease

(or any similar replacement Lease for purposes of operating the Casino Component) and as a result of such default the Gaming Operations Borrower or any other Gaming Operator thereunder is entitled to terminate or cancel such Casino Component Lease (or any similar replacement Lease for purposes of operating the Casino Component), (B) a material default by Gaming Operations Borrower has occurred and continues beyond any applicable cure period under the Casino Component Lease and as a result of such default Hotel/Casino Borrower is entitled to terminate or cancel such Casino Component Lease, or (C) without Lender’s prior written consent, Hotel/Casino Borrower or Gaming Operations Borrower shall terminate (or consent to or approve any such termination), change, modify or amend the Casino Component Lease (or any similar replacement Lease, consented to by Lender, for purposes of operating the Casino Component), other than ministerial non-monetary amendments or modifications;

(ii) Section 8.1(a)(xvi) is hereby deleted in its entirety and replaced with the following:

“(xvi) if (x) a material default by any Borrower has occurred and continues beyond any applicable cure period under the Resort Management Agreement (or any Replacement Liquor Management Agreement that is separate from the Resort Management Agreement) and as a result of such default the Resort Manager terminates or cancels the Resort Management Agreement, with respect to the delivery of alcoholic beverage services (or any Replacement Liquor Management Agreement that is separate from the Resort Management Agreement) or (y) any liquor license necessary for alcoholic beverage services at the Property is suspended or terminated.”

(iii) Section 8.1(a)(xvii) of the Loan Agreement is hereby is hereby deleted in its entirety and replaced with the following:

“(xvii) if (A) any revenues generated from gaming activities at the Property are applied other than in accordance with the provisions of Section 2.6.1(d) hereof and/or in the event any funds on deposit in the Cage Reserve or Casino Account are applied to any items other than Permitted Gaming Expenses and Gaming Operations Borrower fails to cure any such misapplication within five (5) Business Days of the earlier of (1) the date on which Lender notifies Gaming Operations Borrower of the same or (2) Borrower’s actual knowledge of such misapplication or (B) Gaming Operations Borrower fails to notify Lender of any such misapplication as required under and in accordance with the provisions of Section 12.3.2 hereof;”

(iv) Section 8.1(a)(xix) is hereby deleted in its entirety and replaced with the following:

“(xix) if at any time during the term of the Loan, for any reason (including, without limitation, the revocation, suspension or surrender of any required Governmental Approval), the alcoholic beverage services at the Hotel/Casino

Property are not being managed by a Qualified Liquor Manager pursuant to the Resort Management Agreement (or a Replacement Liquor Management Agreement that is separate from the Resort Management Agreement) and the terms and provisions of Section 5.1.23 hereof;”

(v) Section 8.1(a)(xx) is hereby deleted in its entirety and replaced with the following:

“(xx) if WGH or Liquor Manager shall fail to provide liquor management services following an Event of Default or a foreclosure of the Mortgage as and to the extent required pursuant to Section 5.1.23(c) hereof and Section 5 of the Assignment of Resort Management Agreement;”

(vi) Section 8.1(a)(xxi) is hereby deleted in its entirety and replaced with the following:

“(xxi) if Gaming Operations Borrower or WGH shall fail to provide gaming operation services for the Hotel/Casino Property following an Event of Default or a foreclosure of the Mortgage as and to the extent required pursuant to Section 12.1(e) hereof and Section 5 of the Assignment of Resort Management Agreement;”

(q) Section 9.4. Section 9.4 of the Loan Agreement is hereby amended as follows:

(i) Section 9.4(g)(iii) is hereby deleted in its entirety and replaced with the following:

“(iii) any and all liabilities relating to the employees of Gaming Operations Borrower, including, but not limited to, all obligations and liabilities of Gaming Operations Borrower under the Employee Lease, including any of such liabilities as to which Gaming Operations Borrower is a “co-employer” thereunder;”

(ii) Section 9.4(g)(xi) is hereby deleted in its entirety and replaced with the following: “intentionally omitted”.

(iii) Section 9.4(g)(xv) is hereby modified to delete the reference therein to “Gaming Borrower” and replace such reference with “Gaming Operations Borrower”.

(iv) Section 9.4(g)(xvi) is hereby deleted in its entirety and replaced with the following:

“(xvi) if Hotel/Casino Borrower or any other Borrower fails to provide liquor management services for the Hotel/Casino Property following an Event of Default, a foreclosure of the Mortgage or a deed in lieu of foreclosure, as and to the extent required pursuant to Section 5 of the Assignment of Resort Management Agreement and Section 5.1.23 hereof.”

(r) Section 9.5.2. Section 9.5.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“9.5.2. (a) If (i) an Event of Default occurs and is continuing, (ii) without the consent of Lender, William H. Warner ceases to Control the key employee of Liquor Manager unless following such change of Control, the Liquor Manager still constitutes a Qualified Liquor Manager, (iii) Liquor Manager shall become bankrupt or insolvent, or (iv) Liquor Manager commits fraud, gross negligence, willful misconduct or misappropriation of funds with respect to any Borrower and/or the Hotel/Casino Property or any material default otherwise occurs under the Resort Management Agreement beyond any applicable grace and cure periods, the applicable Borrowers shall, at the request of Lender, terminate the Resort Management Agreement and replace the Liquor Manager with a Qualified Liquor Manager pursuant to a Replacement Resort Management Agreement (or a Replacement Liquor Management Agreement that is separate from the Resort Management Agreement), it being understood and agreed that the management fee for such Qualified Liquor Manager shall not exceed then prevailing market rates; provided, however, that in no event shall any Borrower be required to terminate such Liquor Manager if such immediate termination would require cessation of liquor-related activities at any of the Properties and, in such event, (x) such termination shall occur immediately upon the ability of Borrowers to transfer such liquor operations to a Qualified Liquor Manager as required herein, and (y) the applicable Borrowers shall, at their sole cost and expense, diligently pursue the engagement and licensing of a replacement Qualified Liquor Manager; and

(b) If any key employee of Liquor Manager commits fraud, gross negligence, willful misconduct or misappropriation of funds with respect to any Borrower and/or the Hotel/Casino Property, or any key employee causes a material default under the Resort Management Agreement beyond any applicable grace and cure periods, the applicable Borrowers shall, at the request of Lender, replace such key employee; provided, however, that in no event shall any Borrower be required to terminate such key employee of Liquor Manager if such immediate termination would require cessation of liquor-related activities at any of the Properties and, in such event, (x) such termination shall occur immediately upon the ability of Borrowers to transfer such liquor operations to a Qualified Liquor Manager as required herein, and (y) the applicable Borrowers shall, at their sole cost and expense, diligently pursue the engagement and licensing of a replacement Qualified Liquor Manager.”

(s) Section 9.6. Section 9.6 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“9.6 Matters Concerning Gaming Operator.

(a) If (i) the Gaming Operator commits fraud, gross negligence or willful misconduct with respect to the Hotel/Casino Property or any material default otherwise occurs under the Casino Component Lease or Resort Management

Agreement beyond any applicable grace and cure periods, or (ii) the Gaming Operator (A) has its gaming license suspended or revoked, (B) allows its gaming license to lapse, or (C) may not lawfully operate gaming at the Hotel/Casino Property pursuant to any Legal Requirements or the order of any Governmental Authority, the applicable Borrowers shall, at the request of Lender and to the extent permitted by applicable Legal Requirements and the requirements of any Gaming Authorities, terminate the Casino Component Lease and the Resort Management Agreement and replace the Gaming Operator with a Qualified Gaming Operator pursuant to a Replacement Resort Management Agreement (or a new gaming lease or similar agreement and a new recognition agreement that is separate from the Resort Management Agreement) in each instance reasonably acceptable to Lender; provided, however, that in no event shall any Borrower be required to terminate such Gaming Operator, if such immediate termination would require cessation of gaming-related activities at the Hotel/Casino Property and, in such event, (x) such termination shall occur immediately upon the ability of such Borrower to transfer such gaming operations to a Qualified Gaming Operator as required herein, and (y) the applicable Borrowers shall, at their sole cost and expense, diligently pursue the engagement and licensing of a replacement Qualified Gaming Operator.”

(b) If (i) any key employee of the Gaming Operator commits fraud, gross negligence or willful misconduct with respect to the Hotel/Casino Property or any key employee causes a material under the Resort Management Agreement beyond any applicable grace and cure periods, or (ii) any key employee of the Gaming Operator, (A) has any license or approval required for such key employee to act as “key employee” of the Gaming Operator suspended or revoked, (B) allows any license or approval required for such key employee to act as “key employee” of the Gaming Operator to lapse, or (C) may not lawfully act as the key employee of the Gaming Operator pursuant to any Legal Requirements or the order of any Governmental Authority, the applicable Borrowers shall, at the request of Lender and to the extent permitted by applicable Legal Requirements and the requirements of any Gaming Authorities, replace such key employee of Gaming Operator; provided, however, that in no event shall any Borrower be required to replace such key employee of the Gaming Operator, if such immediate replacement would require cessation of gaming-related activities at the Hotel/Casino Property and, in such event, (x) such termination shall occur immediately upon the ability of such Borrower to transfer such gaming operations to a Qualified Gaming Operator as required herein, and (y) the applicable Borrowers shall, at their sole cost and expense, diligently pursue the engagement and licensing of a replacement Qualified Gaming Operator.”

(t) Section 12.1. Section 12.1 of the Loan Agreement is hereby amended as follows:

(i) Section 12.1(b) is hereby deleted in its entirety and replaced with the following:

“(b) Gaming Operations Borrower shall operate the Casino Component pursuant to the Casino Component Lease, this Agreement and in accordance with all Gaming Laws and all other applicable Legal Requirements.”

(ii) Section 12.1(c) is hereby deleted in its entirety and replaced with the following:

“(c) Provided that (i) no Event of Default has occurred and is continuing, (ii) Gaming Operations Borrower, is, pursuant to Gaming Laws, the holder of all Gaming Licenses and all other Operating Permits and Governmental Approvals necessary for the operation of the Casino Component as a casino, (iii) the Casino Component Lease has either (x) expired by its own terms, (y) been amended and restated to reflect the lease between Hotel/Casino Borrower and Gaming Operations Borrower or (z) been properly terminated pursuant to the terms thereof, and (iv) Borrowers have given Lender thirty (30) days prior written notice, Gaming Operations Borrower shall (and shall cause WGH to, if applicable) operate the Casino Component in accordance with all Gaming Laws and all other applicable Legal Requirements. Borrowers shall thereafter maintain all Gaming Licenses (in the name of Gaming Operations Borrower), Operating Permits and Governmental Approvals necessary for the lawful operation of the Casino Component as a casino consistent with Comparable Hotel/Casinos and use its commercially reasonable efforts to operate the Casino Component in a manner designed to maximize revenues from the Properties in the aggregate. No Borrowers shall take, permit or omit any action that would adversely affect the status or good standing of Gaming Operations Borrower (or any key employee of Gaming Operations Borrower, if applicable) under such Operating Permits, Gaming Licenses or Governmental Approvals.”

(iii) Section 12.1(d) is hereby modified by deleting the reference therein to “Gaming Borrower” and replacing such reference with “Gaming Operations Borrower”.

Section 12.1(e) is hereby deleted in its entirety and replaced with the following:

“(e) Borrowers hereby agree that (i) upon the occurrence and during the continuance of an Event of Default and at the request of Lender, Gaming Operations Borrower shall continue to perform all of its obligations under the terms of the Casino Component Lease and this Agreement with respect to the Casino Component and shall cause the Resort Manager to perform all obligations with respect to the gaming operations required under the Resort Management Agreement, (ii) upon and after foreclosure, deed in lieu of foreclosure or other similar transfer of the Casino Component to a Lender Successor Owner, Gaming Operations Borrower shall (A) recognize such Lender Successor Owner as the lessor under the Casino Component Lease, (B) not exercise any right to terminate the Casino Component Lease, and (C) at the request of such Lender Successor Owner, continue (and cause any key employee to continue, as applicable) to operate and manage the Casino Component in accordance with the Casino

Component Lease and this Agreement and the relevant provisions of the Resort Management Agreement and maintain all applicable Gaming Licenses with respect to the Casino Component for a period not to exceed fifteen (15) months after the effective date of such transfer to such Lender Successor Owner (which period shall in all events terminate upon Lender Successor Owner’s appointment of a new gaming operator possessing all Gaming Licenses and other Governmental Approvals necessary to conduct all gaming operations at the Hotel/Casino Property, subject to Gaming Operations Borrower’s (and its key employee, as applicable) obligation to transfer its responsibilities under the Casino Component Lease to such new gaming operator and to reasonably cooperate with the transition of the gaming operations from Gaming Operations Borrower to such new gaming operator), in accordance with the terms of the Casino Component Lease and the Assignment of Resort Management Agreement; provided that such Lender Successor Owner shall be obligated to pay a then market rate casino management fee which is reasonable and customary for similar casinos in Las Vegas, Nevada, and (iii) at any time after foreclosure, deed in lieu of foreclosure or other similar transfer of the Casino Component to a Lender Successor Owner, at the option of such Lender Successor Owner exercised by written notice to Gaming Operations Borrower, such Lender Successor Owner shall have the right to terminate the Casino Component Lease and the Resort Management Agreement without penalty or termination fee.”

(iv) Sections 12.1(f), (g) and (h) of the Loan Agreement are hereby modified to the delete the reference therein to “Gaming Borrower” it each place that such reference occurs and to replace each such reference with “Gaming Operations Borrower”.

(u) Section 12.2. Section 12.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 12.2. Gaming Operations Reserve Amount. Gaming Operations Borrower shall furnish to Lender, on each Gaming Revenue Disbursement Date, an Officer’s Certificate certifying the Gaming Operations Reserve Amount as of such date, in form and substance reasonably acceptable to Lender (the “Gaming Operations Reserve Amount Certificate”). The Gaming Operations Reserve Amount Certificate shall be in form and substance substantially similar to Schedule XI attached hereto and shall include the following information as of such Gaming Disbursement Date: (i) the actual amount of the Statutory Gaming Liquidity Requirement (including a calculation of the determination thereof), (ii) Front Money, (iii) the applicable Monthly Currency Order Amount, pro rated for the number of days from and including such Gaming Reserve Disbursement Date, to but excluding the next occurring Gaming Reserve Disbursement Date and (iv) the applicable Monthly LET Reserve Amount.”

(v) The following is hereby added as Section 12.3 of the Loan Agreement, immediately following Section 12.2 and immediately preceding Article 13:

“Section 12.3. Cage Reserve, Casino Account.

“12.3.1. Gaming Operations Borrower shall maintain the Casino Account as an Eligible Account and the amounts on deposit therein (or in any replacement account thereto) may only be invested in Permitted Investments. Gaming Operations Borrower may, upon fifteen (15) days prior written notice to Lender, replace the Casino Account with another Eligible Account, provided that no Event of Default has occurred and is then continuing and, as a condition precedent thereto, Gaming Operations Borrower shall deliver to Lender a fully executed replacement Casino Account Control Agreement in form and substance acceptable to Lender in its reasonable discretion.

12.3.2. Gaming Operations Borrower shall not use (and shall prohibit any key employee of Gaming Operations Borrower from using) any funds comprising the Gaming Account for purposes other than payment of Permitted Gaming Expenses and Borrowers shall not transfer or withdraw (or cause or permit any party (including without limitation, any key employee of any Borrower) to transfer or withdraw) any funds on deposit in the Gaming Account other than (a) transfers to the Lockbox Account in accordance with the provisions of Section 2.6.1(d) hereof or (b) transfers or withdrawals pursuant to which the amounts so transferred or withdrawn will be applied to Permitted Gaming Expenses. In the event that any funds comprising the Gaming Account are used for purposes other than Permitted Gaming Expenses or any cash receipts attributable to gaming activities at the Property are transferred to any account other than the Lockbox Account, Borrowers shall (and shall cause any key employee of Borrower to) provide notice to Lender on the same Business Day on which any Borrower (or any key employee of any Borrower) shall obtain actual knowledge of the same.”

(w) The following is hereby added as Section 12.4 of the Loan Agreement, immediately following Section 12.3 and immediately preceding Article 13:

“Section 12.4. Cage Credit Program. Notwithstanding anything to the contrary contained herein or in the other Loan Documents, Gaming Operations Borrower shall be permitted to operate a usual and customary “cage credit” or “marker” program pursuant to which short term unsecured credit is extended to patrons of the Casino Component in the ordinary course of business and in compliance with applicable Gaming Laws.”

Section 3.2. Schedules to Loan Agreement.

(a) Schedule II to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule II attached hereto and made a part hereof.

(b) Schedule III to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule III attached hereto and made a part hereof.

(c) Schedule V to the Loan Agreement is hereby amended by adding Schedule V hereto as an addendum thereto, immediately following the last page of Schedule V and immediately prior to the first page of Schedule VI.

(d) Schedule VI to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule VI attached hereto and made a part hereof.

(e) Schedule VII to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule VII attached hereto and made a part hereof.

(f) Schedule VIII to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule VIII attached hereto and made a part hereof.

(g) Schedule IX to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule IX attached hereto.

(h) Schedule X attached hereto and made a part hereof is hereby added as Schedule X to the Loan Agreement, immediately following Schedule IX thereof.

(i) Schedule XI attached hereto and made a part hereof is hereby added as Schedule XI to the Loan Agreement, immediately following Schedule X thereof.

ARTICLE IV.

AMENDMENT TO AND RATIFICATION OF NON-RECOURSE GUARANTY

Section 4.1. Amendment to Non-Recourse Guaranty. The Non-Recourse Guaranty is hereby modified as follows:

(a) Section 1.2(a)(iii) of the Non-Recourse Guaranty is hereby deleted in its entirety and replaced with the following:

“(iii) any and all liabilities relating to the employees of Gaming Operations Borrower, including, but not limited to, all obligations and liabilities of Gaming Operations Borrower under the Employee Lease, including any of such liabilities as to which Gaming Operations Borrower is a “co-employer” thereunder;”

(b) Section 1.2(a)(xi) of the Non-Recourse Guaranty is hereby deleted in its entirety and replaced with the following: “intentionally omitted”.

(c) Section 1.2(a)(xv) of the Non-Recourse Guaranty is hereby modified to delete the references therein to “Gaming Borrower” and replace such reference with “Gaming Operations Borrower”.

(d) Section 1.2(a)(xvi) of the Non-Recourse Guaranty is hereby deleted in its entirety and replaced with the following:

“(xvi) if Hotel/Casino Borrower or any other Borrower fails to provide liquor management services for the Hotel/Casino Property following an Event of Default, a foreclosure of the Mortgage or a deed in lieu of foreclosure, as and to the extent required pursuant to Section 5 of the Assignment of Resort Management Agreement and Section 5.1.23 of the Loan Agreement.”

Section 4.2. Guarantor Acknowledgement. Guarantor hereby consents to and acknowledges the joinder of Gaming Operations Borrower, jointly and severally, with each Existing Borrower as Borrower under the Loan Agreement and the other Loan Documents.

Section 4.3. Ratification. Guarantor (a) hereby ratifies the terms and conditions of the Non-Recourse Guaranty, as modified by this Agreement, and its obligations thereunder, (b) represents and warrants that, as of the date hereof, the representations and warranties made by it in the Non-Recourse Guaranty, as modified by this Agreement, are true, complete and accurate as of the date hereof (or, if any such representation or warranty speaks of a particular date, as of such date), and (c) restates and remakes, as of the date hereof for the benefit of Lender each and every such representation and warranty. Guarantor hereby represents and warrants that, as of the date hereof, it is in compliance with all covenants binding on it, as set forth in the Non-Recourse Guaranty, as modified by this Agreement.

ARTICLE V.

MISCELLANEOUS

Section 5.1. Recitals. The Recitals at the beginning of this Agreement are hereby incorporated into, and made a part of, the substantive provisions of this Agreement.

Section 5.2. Governing Law. This Agreement shall be governed by and in accordance with Section 10.3 of the Loan Agreement, except with respect to the Agreements contained herein with respect to the Mortgage, which shall be governed in accordance with the terms and provision of Section 12.1 of the Mortgage.

Section 5.3. Successors and Assigns. The covenants, conditions and agreements contained in this Agreement shall be binding upon, and shall inure to the benefit of, Lender, the Borrowers, and Guarantor and their respective successors and assigns; provided, however, that none of the Borrowers, nor Guarantor shall assign this Agreement except as expressly permitted under the Loan Agreement and the Loan Documents, and any assignment made otherwise shall be void.

Section 5.4. Construction. Lender, the Borrowers and Guarantor each agree that they and their counsel have had ample opportunity to review this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

Section 5.5. Severability. In the event that any one or more of the provisions of this Agreement shall be determined to be void or unenforceable by a court of competent jurisdiction or by law, such determination will not render this Agreement invalid or unenforceable, and the remaining provisions hereof shall remain in full force and effect.

Section 5.6. Section Headings. The section headings in this Agreement are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

Section 5.7. Amendments; Waivers. This Agreement may not be amended or modified, and no provision of this Agreement may be waived, except, in each instance, pursuant to a written instrument signed by Lender, the Borrowers, BREF HR, WGH and Guarantor.

Section 5.8. Full Force and Effect. Except as and to the extent modified by this Agreement, the Loan Documents remain unmodified and in full force and effect.

Section 5.9. No Amendment; Conflicts. Except as expressly set forth herein, nothing contained in this Agreement shall be construed to amend, modify, alter, change or supersede the terms and provisions of the Loan Agreement or the Loan Documents.

Section 5.10. Counterparts. Any number of counterparts of this Agreement may be executed. Each counterpart will be deemed to be an original instrument and all counterparts taken together will constitute one agreement.

Section 5.11. Exculpation. The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference herein with the full force and effect as though such provisions were fully set forth herein.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

HRHH HOTEL/CASINO, LLC, a Delaware limited liability company

By:
Name:
Title:

HRHH CAFE, LLC, a Delaware limited liability company

By:
Name:
Title:

HRHH DEVELOPMENT, LLC, a Delaware limited liability company

By:
Name:
Title:

HRHH IP, LLC, a Delaware limited liability company

By:
Name:
Title:

[Signature Page to Omnibus Amendment and Joinder]

HRHH GAMING, LLC, a Nevada limited liability company

By:
Name:
Title:

LVHR CASINO, LLC, a Nevada limited liability company

By:
Name:
Title:

[Signature Page to Omnibus Amendment and Joinder]

BREF HR, LLC, a Delaware limited liability company

By:
Name:
Title:

[Signature Page to Omnibus Amendment and Joinder]

VEGAS HR PRIVATE LIMITED, a Singapore corporation

By:
Name: Jordan Bock
Title: Authorized Signatory

By:
Name: KENT GOODWIN
Title: AUTHORIZED SIGNATORY

[Signature Page to Omnibus Amendment and Joinder]